UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 5, 2011 (July 4, 2011)
Commission file number: 1-2207
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, Atlanta, GA	30338
(Address of principal executive offices)	(Zip Code)
(678) 514-4100
(Registrant’s telephone number, including area code)
 WENDY’S/ARBY’S GROUP, INC.
(Former name or former address if changed since last report)
Commission file number: 333-161613
WENDY’S RESTAURANTS, LLC
(Exact name of registrant as specified in its charter)

Delaware	38-0471180
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, Atlanta, GA	30338
(Address of principal executive offices)	(Zip Code)
(678) 514-4100
(Registrant’s telephone number, including area code)
WENDY’S/ARBY’S RESTAURANTS, LLC
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective as of July 5, 2011, Wendy’s/Arby’s Group, Inc. (“Wendy’s/Arby’s”) changed its name to The Wendy’s Company. The name change was effected pursuant to Section 253 of the Delaware General Corporation Law by merging a newly-formed, wholly-owned subsidiary of Wendy’s/Arby’s with and into Wendy’s/Arby’s, with Wendy’s/Arby’s as the surviving corporation in the merger.  A copy of the Certificate of Ownership and Merger reflecting this merger and the name change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The merger had the effect of amending Wendy’s/Arby’s Certificate of Incorporation to reflect the change in corporate name to The Wendy’s Company.

The Wendy’s Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol “WEN”. The Wendy’s Company’s common stock has been assigned a new CUSIP number of 95058W 100 in connection with the name change. The Wendy’s Company’s stockholders are not required to take any action with regard to their ownership of shares of stock of The Wendy’s Company in connection with the name change.

Effective as of July 5, 2011, Wendy’s/Arby’s Restaurants, LLC (“Wendy’s/Arby’s Restaurants”) changed its name to Wendy’s Restaurants, LLC.  The Certificate of Amendment of Wendy’s Restaurants, LLC is attached hereto as Exhibit 3.2 and is incorporated herein by reference.  The Fourth Amended and Restated Operating Agreement of Wendy’s Restaurants, LLC is attached hereto as Exhibit 3.3 and incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On July 4, 2011, Wendy’s/Arby’s Restaurants, a wholly-owned subsidiary of Wendy’s/Arby’s, completed the sale of 100% of the common stock of Arby’s Restaurant Group, Inc. (“Arby’s”), a wholly-owned subsidiary of Wendy’s/Arby’s Restaurants, to ARG IH Corporation (“Buyer”), a wholly-owned subsidiary of ARG Holding Corporation (“Buyer Parent”), for $130 million in cash (subject to customary purchase price adjustments) and 18.5% of the common stock of Buyer Parent (through which Wendy’s/Arby’s Restaurants will indirectly retain an 18.5% interest in Arby’s).  The sale occurred pursuant to the terms of the Purchase and Sale Agreement by and among Wendy’s/Arby’s Restaurants, Buyer Parent and Buyer dated as of June 13, 2011.  A press release dated July 5, 2011 announcing the completion of the sale and other information is being furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of The Wendy’s Company or Wendy’s Restaurants, LLC under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit No.	Description
3.1	Certificate of Ownership and Merger of The Wendy’s Company. (The Wendy’s Company only.)
3.2	Certificate of Amendment of Wendy’s Restaurants, LLC. (Wendy’s Restaurants, LLC only.)
3.3	Fourth Amended and Restated Operating Agreement of Wendy’s Restaurants, LLC. (Wendy’s Restaurants, LLC only.)
99.1	Press release dated July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WENDY’S COMPANY (Registrant)
Date: July 5, 2011	By: /s/Stephen E. Hare
Stephen E. Hare
Senior Vice President and
Chief Financial Officer

WENDY’S RESTAURANTS, LLC (Registrant)
Date: July 5, 2011	By: /s/Stephen E. Hare
Stephen E. Hare
Senior Vice President and
Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Ownership and Merger of The Wendy’s Company. (The Wendy’s Company only.)
3.2	Certificate of Amendment of Wendy’s Restaurants, LLC. (Wendy’s Restaurants, LLC only.)
3.3	Fourth Amended and Restated Operating Agreement of Wendy’s Restaurants, LLC. (Wendy’s Restaurants, LLC only.)
99.1	Press release dated July 5, 2011.

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